UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [X]      Preliminary Proxy Statement
   [ ]      CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
            14A-6(E)(2))
   [ ]      Definitive Proxy Statement
   [ ]      Definitive Additional Materials
   [ ]      Soliciting Material Pursuant to ss.240.14a-12

                (Name of Registrant as Specified In Its Charter)

                                    SBL FUND


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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               pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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            previous filing by registration statement number, or the
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

June 16, 2008

Dear Policyowners:

The Board of Directors (the "Board") of SBL Fund, after careful consideration of shareholder interests, unanimously approved changes to Series Z (Alpha Opportunity Series) (the "Series"), a series of SBL Fund (the "Company") in a meeting held on May 9, 2008. We are writing to inform you that a special shareholders' meeting will be held August 5, 2008 regarding certain of these changes. The changes approved by the Board include:

     o the addition of a global long/short investment manager to manage a third sub-portfolio of the Series, complementing the sub-portfolios managed by the current long/short investment manager and the current fixed income/S&P 500 futures manager;

     o the reallocation of the Series' assets among the two existing sub-portfolios and the new global long/short sub-portfolio; and

     o changes to permit the Series to raise its percentage of investments in foreign securities from its current level.

In connection with these changes, the Board also approved changes to the Series' investment advisory and sub-advisory arrangements, which are expected to result in lower fees.

You are being asked to vote on (1) an amended investment advisory agreement between the Investment Manager and the Company, on behalf of the Series to provide for a new fixed advisory fee structure that is likely to result in lower advisory fees to the Series and that will facilitate the payment of sub-advisory fees to the Series' sub-advisers, and (2) a new sub-advisory agreement between the Investment Manager and Security Global Investors, LLC to manage the new global long/short investment strategy of the Series. If these two proposals are approved, the changes to the principal investment strategies approved by the Board will be implemented for the Series on or about August 18, 2008. Your proxy statement is enclosed.

You can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on August 5, 2008.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting. If you have questions, please call the Altman Group at 1-800-361-2782.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                 Sincerely,

                                 /s/ Richard M. Goldman
                                 Richard M. Goldman
                                 President, Chairman of the Board of Directors

                       SERIES Z (ALPHA OPPORTUNITY SERIES)

                                   A SERIES OF
                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   -----------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 5, 2008
                                   -----------


To the Policyowners:

Notice is hereby given that SBL Fund (the "Company") will hold a special meeting of shareholders of Series Z (Alpha Opportunity Series) (the "Series") on August 5, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

     1. To approve an amended investment advisory agreement between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Series;

     2. To approve a new investment sub-advisory agreement between the Investment Manager and Security Global Investors, LLC ("SGI") pursuant to which SGI will be appointed as an additional investment sub-adviser to the Series; and

     3. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Directors of the Company (the "Board") unanimously approved the amended investment advisory agreement and new sub-advisory agreement and recommends that shareholders vote "FOR" Proposals 1 and 2.

Shareholders of record at the close of business on June 9, 2008 are entitled to notice of, and to vote at, the Special Meeting.

Your attention is called to the accompanying Proxy Statement. If you do not expect to attend the Special Meeting in person, you are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Company, or by voting in person at the Special Meeting.

By Order of the Board,

/s/ Amy J. Lee
Amy J. Lee
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       SERIES Z (ALPHA OPPORTUNITY SERIES)

                                   A SERIES OF
                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   -----------

                                 PROXY STATEMENT
                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD AUGUST 5, 2008

This proxy statement and enclosed proxy notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of SBL Fund (the "Company") for use at a special meeting of shareholders of Series Z (Alpha Opportunity Series) (the "Series"), on August 5, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Series with respect to shareholder consideration of the following proposals:

     1. To approve an amended investment advisory agreement ("Amended Advisory Agreement") between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Series;

     2. To approve a new investment sub-advisory agreement ("SGI Sub-Advisory Agreement") between the Investment Manager and Security Global Investors, LLC ("SGI") pursuant to which SGI will be appointed as an additional investment sub-adviser to the Series; and

     3. To transact such other business as may properly come before the Special Meeting.

This proxy statement and the notice and proxy card are being first mailed to shareholders on or about June 16, 2008.

Shares of the Series are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies. As such, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (collectively, the "Insurance Companies") are the only shareholders of record of the Series. SBL Fund is soliciting voting instructions from insurance contract owners invested in the Series in connection with the proposal. As such and for ease of reference, throughout the proxy statement, insurance contract owners may be referred to as "shareholders" of the Series.

You have received this Proxy Statement because you have an insurance contract issued by of one of the Insurance Companies and you are invested in the Series. As such, you have the right to give voting instructions on shares of the Series that are attributable to your insurance contract, if your voting instructions are properly submitted and received prior to the Special Meeting.

                                  INTRODUCTION

As manager for the Series, the Investment Manager reviews and evaluates the Series' principal investment strategies and sub-advisory arrangements on an ongoing basis. Based on the recommendations of the Investment Manager, at a meeting held on May 9, 2008, the Board approved the following changes to the investment strategies of the Series: the creation of a third investment sub-portfolio with a global long/short strategy (the "SGI Sub-Portfolio") managed by SGI, as a new investment sub-adviser to the Series; the reallocation of the Series' assets among the two existing sub-portfolios and the SGI Sub-Portfolio; and changes to the Series' principal investment strategies to permit the Series to invest up to 50% of its assets in foreign securities to facilitate the management of the SGI Sub-Portfolio. In connection with these changes, the Board also approved certain changes to the Series' investment advisory and sub-advisory arrangements.

Series shareholders are being asked to approve the Amended Advisory Agreement, which would provide for a new fixed advisory fee structure that is likely to result in lower advisory fees to the Series and that will facilitate the payment of sub-advisory fees to the Series' sub-advisers, and the SGI Sub-Advisory Agreement pursuant to which SGI would serve as an additional investment sub-adviser and would manage the SGI Sub-Portfolio.

CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES

Currently, the Series' investment objective is to seek long-term growth of capital by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy (the "Mainstream Sub-Portfolio") managed by the Series' current sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). While the Series has the ability to invest up to 25% of its assets in foreign securities, it has not yet done so. Mainstream and the Investment Manager each currently manages its allocation of the Series' assets according to its respective strategy, and their trading decisions are made independently.

At a meeting held on May 9, 2008, the Investment Manager proposed, and the Board approved, certain changes to the Series' principal investment strategies. The Board approved the creation of the SGI Sub-Portfolio, which would be managed by SGI according to a global long/short strategy and thus would invest in foreign securities. In order to facilitate the management of the SGI Sub-Portfolio, the Board approved an increase the percentage of the Series' assets that may be invested in foreign securities from 25% to 50% of the Series' assets. The Board also approved a new allocation of the Series' assets whereby the Series would have approximately 37.5% of its assets allocated to the Mainstream Sub-Portfolio; 37.5% of its assets allocated to the SGI Sub-Portfolio; and 25% of its assets allocated to the Investment Manager Sub-Portfolio.

The Investment Manager believes that the changes to the principal investment strategies will allow the Series to take greater advantage of opportunities presented by investments outside of the United States and will better position the Series in the marketplace.

CHANGES TO THE FEE STRUCTURE

In connection with the foregoing changes, the Board approved the Amended Advisory Agreement, which, if approved by shareholders, would eliminate the performance-based investment advisory fee currently payable to the Investment Manager. As further described below under the discussion of Proposal 1, the Investment Manager currently receives an advisory fee from the Series that has two components. The first component is a monthly base fee equal to an annual rate of 2.00% of the Series' average daily net assets over the month (the "asset-based component"). The second component is a performance adjustment that either increases or decreases the base fee each month, depending on how the Series performed relative to the S&P 500 Index during the measuring period (the "performance-based component"). The new advisory fee, based solely on a fixed asset-based fee, should generally result in lower fees to the Series and will facilitate the implementation of the changes to the Series' principal investment strategies (notably because it will facilitate the computation and payment by the Investment Manager of the sub-advisory fees payable to each sub-adviser), reduce the administrative difficulties tied to the computation of performance-based fees, and result in a level of Series fees that is more predictable.

If this proposal is approved, the investment sub-advisory agreement with Mainstream (the "Mainstream Sub-Advisory Agreement") will be amended to provide for the payment by the Investment Manager of a fixed sub-advisory fee instead of a performance-based fee comparable to that currently payable by the Series to the Investment Manager. This amendment to the Mainstream Sub-Advisory Agreement does not require shareholder approval.

CHANGES TO THE SUB-ADVISORY STRUCTURE

The Board believes that the appointment of SGI as a new sub-adviser to manage the SGI Sub-Portfolio would be in the best interests of Series shareholders. This appointment is subject to shareholder approval. If the SGI Sub-Advisory Agreement is approved by shareholders, effective on or about August 18, 2008, SGI will be appointed as an investment sub-adviser to the Series pursuant to the terms of the agreement, as further described below under the discussion of Proposal 2.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE SERIES APPROVE THE AMENDED ADVISORY AND SGI SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 1

                  APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT

At its meeting, the Board determined that entering into the Amended Advisory Agreement would be in the best interests of Series shareholders. After careful consideration and upon the recommendation of the Investment Manager and the management of the Company, the Board, including a majority of Directors who are not "interested persons" (as defined under the Investment Company Act of 1940 ("1940 Act")) of the Company and who are not interested persons of any party to the Amended Advisory Agreement (the "Independent Directors"), unanimously approved the Amended Advisory Agreement, subject to shareholder approval. Under the Amended Advisory Agreement, the Series would no longer pay an investment advisory fee with a performance-based component. Instead, the Series would pay the Investment Manager an annual fee of 1.25% of the Series' average daily net assets. For your reference, a form of the Amended Advisory Agreement is attached as Exhibit A.

COMPARISON OF THE CURRENT ADVISORY AGREEMENT WITH THE AMENDED ADVISORY AGREEMENT

The terms of the Amended Advisory Agreement are substantially identical to those of the Current Advisory Agreement, except with respect to the fee payable by the Series (see below) and its term. Consequently, the Investment Manager will continue to render substantially the same services to the Series pursuant to the Amended Advisory Agreement that it currently renders.

The Investment Manager. Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, currently serves as investment adviser to the Series pursuant to an investment advisory agreement, which became effective on May 2, 2003, and amended and restated as of November 18, 2005 (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the Board for an initial term of two years and is approved annually thereafter in accordance with applicable requirements. The Current Advisory Agreement was last approved by the Directors on November 9, 2007, and was last approved by shareholders on January 26, 2000. If the Amended Advisory Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

The name, address and principal occupation of the principal executive officer and managing member of the Investment Manager is set forth in Exhibit B-1, as is information regarding the ownership of the Investment Manager. A list of the directors/officers of the Company who hold positions with the Investment Manager is set forth in Exhibit B-2. Set forth in Exhibit B-3 is a list of other registered investment companies with similar investment objectives as the Series, for which the Investment Manager acts as investment manager, adviser or sub-adviser.

Duties of the Investment Manager. Under the Current and Amended Advisory Agreements (together, the "Advisory Agreements"), the Investment Manager manages the investment operations of the Series and supervises the composition of the Series' portfolio, including the purchase, retention and disposition of portfolio securities, subject to the Board's supervision. It is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of the Series. The Investment Manager has responsibility for all investment advisory services furnished pursuant to any investment sub-advisory agreement. The Investment Manager bears: (a) all expenses incurred by the Investment Manager or by the Series in connection with managing the ordinary course of the business of the Series, other than those assumed by the Series; and (b) the fees payable to a sub-adviser pursuant to investment sub-advisory agreements between the Investment Manager and any sub-advisers.

Limitation of Liability. Under each Advisory Agreement, so long as the Investment Manager provides the Series the benefit of its best judgment and effort in rendering investment advisory services, the Investment Manager is not be liable for any errors of judgment or mistake of law, or for any loss arising out of any investment if the investment is made with due care and in good faith. The Investment Manager is not protected for losses arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its investment advisory duties.

Term and Continuance. Each Advisory Agreement provides for an initial term of two years from the date of implementation. Thereafter, if not terminated, each Advisory Agreement continues in effect for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of the Company, or by the vote of holders of a majority of the outstanding voting securities of the Series, and (b) the vote of a majority of the Independent Directors cast in person at a meeting of such Directors called for the purpose of voting upon such approval.

Each Advisory Agreement may be terminated with respect to the Series at any time without payment of any penalty, by the Company upon the vote of either a majority of the Company's Board or a majority of the Independent Directors or by a majority of the outstanding voting securities of the Series, or by the Investment Manager, in each case on 60 days' written notice to the other party. Each Advisory Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

DISCUSSION OF THE FEE STRUCTURE UNDER THE CURRENT AND AMENDED ADVISORY
AGREEMENTS

Advisory Fees under the Current Advisory Agreement. The Investment Manager currently receives an advisory fee from the Series that has two components. The first component is the asset-based component, which is a monthly base fee equal to an annual rate of 2.00% of the Series' average daily net assets over the month. The second component is the performance-based component, which is a performance adjustment that either increases or decreases the asset-based component fee each month, depending on how the Series performed relative to the S&P 500 Index during the "Measuring Period," which is a twelve-month period ending on the last day of the month for which the advisory fee is calculated.

Each month, the positive (or negative) performance adjustment rate is equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Series exceeds (or lags) the investment record of the S&P 500 Index over the Measuring Period as compared to 15 percentage points. For example, for a month, if the investment performance of the Series is 6.6% and the investment record of the S&P 500 Index is 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward performance adjustment at an annual rate of 0.33% of average daily net assets over the Measuring Period. Similarly, for a month, if the investment performance of the Series is -10.0% and the investment record of the S&P 500 Index is 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward performance adjustment at an annual rate of 0.50% of average daily net assets over the Measuring Period.

Consequently, each month, when the Series' investment performance matches the investment record of the S&P 500 Index over the Measuring Period, the Investment Manager receives only the amount of the asset-based component of the fee. Each month, if the investment performance of the Series exceeds the investment record of the S&P 500 Index over the Measuring Period, the performance-based component of the fee increases the fee paid to the Investment Manager, reaching a maximum monthly fee of 1/12th of 2.00% of the Series' average daily net assets over the month, plus 1/12th of 0.75% of the Series' average daily net assets over the Measuring Period when the Series' investment performance is superior by 15 percentage points or more to the investment record of the S&P 500 Index over the Measuring Period. Each month, if the investment performance of the Series trails the investment record of the S&P 500 Index over the Measuring Period, the performance-based component of the fee decreases the fee paid to the Investment Manager, reaching a minimum monthly fee of 1/12th of 2.00% of the Series' average daily net assets over the month, less 0.75% of the Series' average daily net assets over the Measuring Period when the Series' investment performance lags by 15 percentage points or more the investment record of the S&P 500 Index over the Measuring Period.

The performance-based component of the fee is calculated on the basis of the "rolling" 12 month Measuring Period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for that month, and then will be subject to recalculation for the following month on the basis of the Series' investment performance over the Measuring Period ending that month.

Under the fee arrangement set forth in the Current Advisory Agreement, it is important to note that the controlling factor is not whether the Series' investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that the Series could pay the Investment Manager the maximum advisory fee even though the Series had negative investment performance during the Measuring Period if the Series' investment performance significantly exceeded the investment record of the S&P 500 Index during the Measuring Period. Similarly, the Series could pay the Investment Manager the maximum advisory fee even though the Investment Manager had negative performance in the sub-portfolio it manages if overall Series performance significantly exceeded the S&P 500 Index due to the level of performance of Mainstream, the current sub-adviser to the Series. The "net advisory fee" is equal to the difference between the advisory fee paid by the Series and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of advisory fees received by the Investment Manager). The Series' investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee, as adjusted may be higher than investment advisory fees typically paid by mutual funds.

The following table includes examples showing the annual fees that the Investment Manager would earn at various levels of investment performance of the Series and the S&P 500 Index assuming that the average daily net assets of the Series remain constant over the Measuring Period:

----------------------------------------------------------------------------------------------------------------------------
     % POINT DIFFERENCE BETWEEN
   PERFORMANCE OF THE SERIES AND       ANNUAL BASE     PERFORMANCE ADJUSTMENT FROM BASE       TOTAL ADVISORY FEE PAID
           S&P 500 INDEX             ADVISORY FEE(1)     ADVISORY FEE (ANNUALIZED)(2)        TO MANAGER (ANNUALIZED)(3)
----------------------------------------------------------------------------------------------------------------------------
                15%                       2.00%                     +0.75%                             2.75%
----------------------------------------------------------------------------------------------------------------------------
                10%                       2.00%                     +0.50%                             2.50%
----------------------------------------------------------------------------------------------------------------------------
                 5%                       2.00%                     +0.25%                             2.25%
----------------------------------------------------------------------------------------------------------------------------
                 0%                       2.00%                      0.00%                             2.00%
----------------------------------------------------------------------------------------------------------------------------
                -5%                       2.00%                     -0.25%                             1.75%
----------------------------------------------------------------------------------------------------------------------------
                -10%                      2.00%                     -0.50%                             1.50%
----------------------------------------------------------------------------------------------------------------------------
                -15%                      2.00%                     -0.75%                             1.25%
----------------------------------------------------------------------------------------------------------------------------


1 Calculated monthly (i.e., 1/12th of 2.00%) on the basis of average net assets over the month during which the fee is calculated.

2 Calculated monthly on the basis of the Series' average net assets over the Measuring Period.

3 By virtue of using a "rolling" Measuring Period and calculating the base fee and the performance adjustment on different asset bases, the actual advisory fees paid by the Series may differ from the maximum and annual fee rates shown above, particularly if the average daily net assets of the Series do not remain constant during the Measuring Period.
--------------------------------------------------------------------------------


Advisory Fees under the Amended Advisory Agreement. Under the fee structure set forth in the Amended Advisory Agreement, the Series would no longer pay a performance-based component and the fee structure would be a fixed advisory fee paid at an annual rate of 1.25% of the Series' average daily net assets.

The foregoing discussion is qualified in its entirety by reference to the Form of Amended Advisory Agreement.

COMPARISON OF THE FEE STRUCTURE UNDER THE CURRENT AND AMENDED ADVISORY
AGREEMENTS

The advisory fee under the Amended Advisory Agreement is the minimum fee payable under the Current Advisory Agreement, assuming that the average daily net assets of the Series remain constant over the performance period. (In fact, under the Current Advisory Agreement, by virtue of using a "rolling" Measurement Period and calculating the base fee and performance-based component on different asset bases, the actual minimum advisory fee paid by the Series could be lower than 1.25% (i.e., the proposed advisory fee) if the average daily net assets of the Series decline over the Measurement Period and the Series' performance lags that of the Series' index by more than 15 percentage points and similarly, it could be higher than 2.75% if assets increase and performance is superior to that of the Series' index by more than 15 percentage points). Whether the fee structure under the Current Advisory Agreement could in fact result in higher fees than the fee structure under the Amended Advisory Agreement depends on the Series' past and future performance and growth in average net assets. Based on current data, however, the proposed fixed advisory fee under the Amended Advisory Agreement would be lower.

The following table compares the Series' advisory fee as calculated under the terms of the Current Advisory Agreement (including the performance-based component) for the fiscal year ended December 31, 2007 to the advisory fee the Series would have incurred if the Amended Advisory Agreement had been in effect during the same period. Advisory fees are expressed in dollars and as percentages of the Series' average net assets for the relevant periods:

----------------------------------- ------------------------------- ------------------------------ ---------------------------------
              PERIOD                  CURRENT ADVISORY AGREEMENT*     AMENDED ADVISORY AGREEMENT*             DIFFERENCE
----------------------------------- ------------------------------- ------------------------------ ---------------------------------
Fiscal  year  ended  December  31,                2.05%                          1.25%                         (0.80)%
2007
----------------------------------- ------------------------------- ------------------------------ ---------------------------------
                                                $828,638                       $505,783                       $(322,855)
------------------------------------------------------------------------------------------------------------------------------------
* Percentages expressed by reference to average daily net assets.
------------------------------------------------------------------------------------------------------------------------------------


SERIES FEES AND EXPENSES

The following tables provide data concerning the Series' advisory fees and expenses as a percentage of the average net assets for the fiscal year ended December 31, 2007 under the Current Advisory Agreement and the Amended Advisory Agreement.

Annual Operating Expenses (expenses that are deducted from the Series' assets)

----------------------------------------------------------------------- ------------------------------ -----------------------------
                                                                        CURRENT ADVISORY AGREEMENT     AMENDED ADVISORY AGREEMENT*
----------------------------------------------------------------------- ------------------------------ -----------------------------
Advisory fee                                                            2.05%(1)                       1.25%
----------------------------------------------------------------------- ------------------------------ -----------------------------
Other expenses                                                          0.45%                          0.45%
----------------------------------------------------------------------- ------------------------------ -----------------------------
Total Annual Operating Expenses                                         2.50%                          1.70% (2)
----------------------------------------------------------------------- ------------------------------ -----------------------------

------------------------------------------------------------------------------------------------------------------------------------


* Pro forma proposed fees reflect estimated fees and expenses of the Series after giving effect to the Amended Advisory Agreement as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

1 The Series pays an advisory fee that will range from 1.25% to 2.75% of average daily net assets based upon the Series' performance relative to the S&P 500 Index, assuming average daily assets remain constant during the Measuring Period.

2 Although it is not reflected in the table, the Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Series expenses to the extent necessary to limit the ordinary operating expenses (exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Series to 1.70%. The Investment Manager is entitled to reimbursement by the Series of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

--------------------------------------------------------------------------------

Example: The examples below assume that you invest $10,000 in Series for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

--------------------------------------------- ----------- ------------ ------------- -------------
                                                1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------- ----------- ------------ ------------- -------------

--------------------------------------------- ----------- ------------ ------------- -------------
Current Advisory Agreement                       $253        $779         $1,331        $2,836
--------------------------------------------- ----------- ------------ ------------- -------------
Amended Advisory Agreement*                       173         536          923          2,009
--------------------------------------------- ----------- ------------ ------------- -------------


* Pro forma proposed examples reflect estimated fees and expenses of the Series after giving effect to the Amended Advisory Agreement as of December 31, 2007. Pro forma numbers are estimated in good faith and are hypothetical.

EVALUATION BY THE BOARD

On May 9, 2008, at an in-person meeting of the Board at which a majority of the Directors, including a majority of the Independent Directors, were in attendance, the Board considered whether the Amended Advisory Agreement, SGI Sub-Advisory Agreement and Mainstream Sub-Advisory Agreement (together, the "Agreements") should be approved for a two-year period, subject to shareholder approval. Following their review and consideration, the Directors determined that the Agreements would enable shareholders of the Series to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the Independent Directors, unanimously approved the Agreements. In reaching their decision, the Directors requested and obtained from the Investment Manager, SGI and Mainstream such information as they deemed reasonably necessary to evaluate the proposed Agreements. The Directors also carefully considered information that they had received throughout the year as part of their regular oversight of the Series (including information from the Investment Manager and Mainstream), as well as information about SGI, which serves as investment sub-adviser to other series within the Security Funds complex. The Directors had also previously obtained and reviewed certain comparative information regarding performance of the Series relative to performance of other comparable mutual funds at its November 9, 2007 meeting, and the performance of other accounts and mutual funds managed by SGI at its May 9, 2008 meeting. The Directors also received information about the cost of changing the principal investment strategies of the Series, including the cost of soliciting proxies to approve Proposals 1 and 2, and the Board agreed that half of the cost would be borne by the Series and half by the Investment Manager. In considering the Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board of Directors concluded that the Investment Manager and Mainstream are capable of continuing to provide high quality services to the Series, as indicated by the nature and quality of services provided in the past, their management capabilities demonstrated with respect to other series of the Company, in the case of the Investment Manager, and another mutual fund managed by the Investment Manager and Mainstream, the professional qualifications and experience of the Investment Manager's and Mainstream's portfolio managers, and the Investment Manager's investment and management oversight processes. The Directors also determined that the Investment Manager and Mainstream proposed to provide investment and related services that were of the same quality and quantity as services provided to the Series in the past, and that these services are appropriate in scope and extent in light of the Series' operations, the competitive landscape of the investment company business and investor needs.

In considering the capabilities of SGI, the Board took into account the fact that SGI was created last year as an affiliate of the Investment Manager and was formed for the initial purpose of acquiring the assets of Avera Global Partners LP ("Avera") so that the key personnel of Avera could become the key personnel of SGI, operating independently and retaining their autonomous investment advisory capabilities. The Directors also noted that, since August 1, 2007, SGI has served as a sub-adviser to Security Equity Fund Global Fund and SBL Fund Series D (Global Series). The Board also considered the nature and quality of the investment sub-advisory services anticipated to be provided by SGI to the Series. The Board concluded that SGI would be capable of providing high quality services to the Series, as indicated by the nature of services provided to other accounts and mutual funds managed by SGI, SGI's advisory capabilities demonstrated with respect to these other accounts and mutual funds, the experience, capability and integrity of SGI's advisory, the financial resources of SGI, and the professional qualifications and experience of SGI's portfolio advisory team. The Board also concluded that SGI proposed to provide services that are appropriate in scope and extent in light of the Series' investment objectives, policies and new investment strategies.

The investment performance of the Series. The Directors concluded on the basis of information supplied by Lipper and Morningstar at its last annual contract renewal meeting in November 2007 that the Investment Manager and Mainstream had achieved investment performance that was satisfactory relative to comparable funds over trailing periods. On the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by the Investment Manager and Mainstream, the Directors concluded that the Investment Manager and Mainstream are capable of generating a level of long-term investment performance for the Investment Manager and Mainstream Sub-Portfolios of the Series, respectively, that is appropriate in light of the Series' investment objectives, policies and strategies and competitive with many other investment companies. The Board noted that the proposed advisory fee under the Amended Advisory Agreement is expected to generally result in lower advisory fees, which could lower total operating expenses and could contribute to increased Series performance.

With respect to SGI, the Board reviewed comparative information regarding the performance of SGI's portfolio managers in managing accounts that are reasonably comparable to the proposed SGI Sub-Portfolio of the Series. The Board noted that accounts managed by SGI had performed satisfactorily over the past three years. The Directors noted that SGI would only be responsible for managing the SGI Sub-Portfolio of the Series and noted the differences in investment styles and strategy between Mainstream, the Investment Manager and SGI, and determined that SGI's strategy, with its investment processes and experience with investing in foreign securities, offered shareholders of the Series a new and attractive opportunity for seeking to achieve their investment goals. The Board concluded, based in particular on the Directors' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by SGI, and SGI's performance in managing similar accounts and mutual funds, that SGI is capable of generating a level of investment performance for the SGI Sub-Portfolio of the Series that is appropriate in light of the Series' investment objective and policies and competitive with other investment companies.

The cost of advisory and sub-advisory services provided and the level of profitability. On the basis of the Board's review of the proposed advisory fees to be charged by the Investment Manager for investment advisory services, the Investment Manager's financial statements, the Investment Manager's estimated net advisory income resulting from its management of the Series under the new fee arrangement, and the estimated profitability of the Investment Manager's relationships with the Series, the Directors concluded that the anticipated level of profitability to the Investment Manager as to the Series is reasonable. The Board considered the anticipated impact that the new fixed advisory fee arrangement would have on the Investment Manager's profitability. It also compared the potential benefits to shareholders of having a fixed advisory fee instead of a fee with a performance-based component. In particular, the Board noted that: the proposed fee would be equal to the lowest level of advisory fee payable under the Current Advisory Agreement (assuming that asset levels remain constant over the Measuring Period), resulting in lower advisory fees and reduced total operating expenses; the fixed fee would result in a level of Series expenses that is more predictable; a fixed fee is more common among investment companies, which will facilitate fund comparisons; and a fixed fee will facilitate payment of predictable sub-advisory fees by the Investment Manager to sub-advisers. The Board noted that the fixed sub-advisory fee payable to SGI would facilitate the implementation of the new investment strategies.

The Board concluded that the level of anticipated investment sub-advisory fees payable under the SGI and Mainstream Sub-Advisory Agreement are appropriate in light of the estimated expense ratios of the Series and the competitiveness of the Series' expenses when compared to the expense ratios of comparable investment companies (based on information prepared by the Investment Manager).

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Series grows. The Directors concluded that the Series' new advisory fee of 1.25% of average daily net assets payable to the Investment Manager appropriately reflects the current economic environment for the Investment Manager and the competitive nature of the mutual fund market. The Directors further determined that the Series has yet to achieve meaningful economies of scale, but that the proposed fixed advisory fee nevertheless would generally be lower than the current fee and, thus, would benefit the Series and shareholders. The Directors also noted that they will have the opportunity to periodically reexamine whether the Series has achieved economies of scale and the appropriateness of the advisory fee payable by the Series to the Investment Manager (as well as the sub-advisory fees that the Investment Manager pays to Mainstream and SGI) in the future if the Agreements become effective.

Benefits (such as soft dollars) to the Investment Manager, SGI and Mainstream and their affiliates from their relationship with the Series. The Directors concluded during their prior contract renewal meeting that other benefits described by the Investment Manager and Mainstream from their past or future relationship with the Series, including "soft dollar" benefits in connection with brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Series and its shareholders. In addition, the Directors had also determined that the administration, transfer agency and fund accounting fees paid by the Series to the Investment Manager are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Series' operations and would remain the same under the proposed arrangements. The Board noted that it had considered SGI's practices and benefits in the past with other funds in the Security Funds complex and that it would review SGI's benefits from its relationship with the Series if the Agreements become effective.

Other considerations. In approving the Agreements, the Directors determined that the Investment Manager, SGI (with respect to other series in the Security Funds complex for which SGI serves as sub-adviser) and Mainstream have made a substantial commitment to the recruitment and retention of high quality personnel, and maintain the financial, compliance and operational resources reasonably necessary to manage the Series in a professional manner that is consistent with the best interests of the Series and its shareholders. The Directors also considered that the Agreements will permit the ongoing management of the Series with three sub-portfolios with distinct investment strategies, each to be managed by specialized portfolio management personnel.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED ADVISORY AGREEMENT. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.



                                   PROPOSAL 2

                               APPROVAL OF THE SGI
                             SUB-ADVISORY AGREEMENT

As discussed above, the Board approved changes to the Series' principal investment strategy, including the addition of the SGI Sub-Portfolio. It is proposed that SGI be the investment sub-adviser responsible for managing the SGI Sub-Portfolio of the Series and that the Mainstream Sub-Advisory Agreement be amended to provide for a fixed sub-advisory fee equal to that payable to SGI. At its May 9, 2008 meeting, the Board approved the SGI Sub-Advisory and Mainstream Sub-Advisory Agreements pursuant to which the Investment Manager will pay each of SGI and Mainstream a fixed asset-based fee equal to 1.45% of the average daily net assets in the SGI and Mainstream Sub-Portfolios of the Series, respectively, on an annual basis.

The Investment Manager and the Series have received an order from the SEC that permits them to retain investment sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager This order permits the Investment Manager to amend the terms of the current sub-advisory agreement with Mainstream upon Board approval but without shareholder approval because Mainstream is not affiliated to the Investment Manager. However, SGI is affiliated with the Investment Manager, so its appointment is subject to shareholder approval.

THE PROPOSED SGI SUB-ADVISORY AGREEMENT

Background Information on SGI. SGI, with its principal place of business at Two Embarcadero Center, Suite 2350, San Francisco, CA 94111, is an investment adviser registered as such with the SEC. SGI is a recently-created subsidiary of Security Benefit Life Insurance Company ("Security Benefit") that was formed for the initial purpose of acquiring the assets of Avera. The key personnel of Avera became the key personnel of SGI effective June 15, 2007. As of March 31, 2008, SGI had approximately $481,820,869 in assets under management. SGI currently provides investment management and related services to retirement accounts, pooled investment vehicles and mutual funds. The name, address and principal occupation of the principal executive officer and each managing member of SGI are set forth in Exhibit C. SGI is a wholly owned subsidiary of Security Benefit, which is in turn controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI may be deemed to be an affiliated person of the Investment Manager. A list of the directors/officers of the Company who hold positions with SGI is set forth in Exhibit B-2. SGI does not manage any other registered investment companies with investment objectives similar to those of the Series.

The SGI Sub-Advisory Agreement. The following summary of the proposed SGI Sub-Advisory Agreement summarizes the material terms of the SGI Sub-Advisory Agreement and is qualified in its entirety by reference to the SGI Sub-Advisory Agreement, a form of which is attached as Exhibit D.

The SGI Sub-Advisory Agreement provides that, subject to the Investment Manager's and the Board's supervision, SGI is responsible for managing a portion of the Series' assets, including making investment decisions and placing orders to purchase and sell securities for the Series, all in accordance with the investment objective and policies of the Series as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Manager with, all books and records relating to the transactions it executes or that are otherwise required, and render to the Series and the Investment Manager such periodic and special reports at any time upon reasonable request. The SGI Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or breach of its duties thereunder, SGI will not be liable for any act or omission in connection with its activities as sub-adviser to the Series.

Under its terms, the SGI Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Series, as well as by a majority of the Independent Directors by vote cast in person at a meeting called for that purpose. However, the SGI Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding shares of the Series. The Investment Manager may terminate the SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under the SGI Sub-Advisory Agreement. Additionally, the SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the Series' Advisory Agreement with the Investment Manager. SGI may terminate the SGI Sub-Advisory Agreement on 120 days' written notice to the Investment Manager and the Series.

Fees. Under the SGI Sub-Advisory Agreement, SGI will receive monthly compensation from the Investment Manager (and not the Series) at an annual rate of 1.45% of the average daily closing value of the net assets in the SGI Sub-Portfolio of the Series. During the fiscal year ended December 31, 2007, SGI was not yet serving as a sub-adviser to the Series, and thus the Investment Manager did not pay or accrue an investment advisory fee to SGI.

Evaluation by the Board. A discussion of the Board's consideration of the SGI Sub-Advisory Agreement is included under Proposal 1 in the section titled "Evaluation by the Board." That discussion also includes the Board's approval of the Mainstream Sub-Advisory Agreement.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SGI SUB-ADVISORY AGREEMENT. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

The Investment Manager also serves as the Series' administrator and transfer agent. The principal underwriter/distributor is Security Distributors, Inc. (the "Distributor"), located at One Security Benefit Place, Topeka, KS 66636-0001. During the fiscal year ended December 31, 2007, the Series paid the Investment Manager $89,325 for administrative and transfer agent services, and the Series paid the Distributor $0 for distribution services. If the proposed Amended Advisory and SGI Sub-Advisory Agreements are approved, the Investment Manager and the Distributor will continue to render the same administrative, transfer agency and distribution services to the Series as they currently render. The Investment Manager is wholly owned by its members, Security Benefit and Security Benefit Corporation. Security Benefit, a life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka,

Kansas 66636-0001. The Investment Manager is an indirect, and the Distributor is a direct, wholly-owned subsidiary of Security Benefit Corporation.

BACKGROUND INFORMATION ON MAINSTREAM.

Mainstream Investment Advisers, LLC, 101 West Spring Street, New Albany, Indiana 47150, is currently the only investment sub-adviser to the Series and has served as investment sub-adviser with regard to the Mainstream Sub-Portfolio of the Series pursuant to an investment sub-advisory agreement between the Investment Manager and Mainstream dated July 1, 2003, which was last approved by the Board at a meeting held on November 9, 2007. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Mainstream Sub-Portfolio of the Series and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Company's Board and the Investment Manager. Amendments to the Mainstream Sub-Advisory Agreement will be implemented only if Proposal 1 is approved.


AFFILIATIONS AND AFFILIATED BROKERAGE.

During the fiscal year ended December 31, 2007, the Series paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Series, the Investment Manager, Mainstream, SGI, or affiliated persons of such persons ("Affiliated Brokers").

SHAREHOLDER REPORTS

Shareholders can find important information about the Series in the Company's annual report dated December 31, 2007, including financial reports for the fiscal year ended December 31, 2007, which has been provided by the respective Insurance Companies from which you have purchased a variable insurance contract. You may obtain copies of this report without charge by writing to SBL Fund, or by calling the telephone number shown on the front page of this proxy statement.

The Series is subject to the informational requirements of the Securities Exchange Act of 1934, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the U.S. Securities and Exchange Commission at 100 F Street, NE, Washington, DC 20549. The Commission maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about June 16, 2008, but proxies may also be solicited by telephone and/or in person by representatives of the Company, regular employees of the Investment Manager, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne one-half by the Series and one-half by the Investment Manager and/or its affiliates. The estimated cost of the special meeting is approximately $5,800.

Shareholder Voting. Shareholders of the Series who own shares at the close of business on June 9, 2008 (the "Record Date") will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of the Series as to which voting instructions may be given to the Company is determined by dividing the amount of the shareholder's variable contract account value attributable to the Series on the Record Date by the net asset value per share of the Series as of the same date. Fractional votes will be counted. As of the Record Date, there were issued and outstanding [ ] shares of the Series, representing the same number of votes. The Insurance Companies who are known to have owned beneficially 5% or more of the Series' outstanding shares as of the Record Date are listed on Exhibit E. As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Series. As of the Record Date, there were no persons who were known to control the Series.

Insurance companies that use shares of the Series as funding media for their variable annuity contracts and variable life policies will vote shares of the Series held by their separate accounts in accordance with the instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of the Series held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in the Series will vote shares by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate. As a result, a small number of owners of variable annuity contracts and variable life policies could determine the outcome of the vote if other owners fail to vote.

More than 50% of the Series' shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposals 1 and/or 2 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Series shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposals 1 and 2 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposals 1 and 2 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposals 1 and 2. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Company prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" of the Series, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Series' outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals 1 and 2.

Insurance Contract Owners Sharing the Same Address. As permitted by law, only one copy of this proxy statement may be delivered to insurance contract owners residing at the same address, unless such insurance contract owners have notified the Company of their desire to receive multiple copies of the shareholder reports and proxy statements that the Company sends. If you would like to receive an additional copy, please contact the Company by writing to the Company's address, or by calling the telephone number shown on the front page of this proxy statement. The Company will then promptly deliver, upon request, a separate copy of the proxy statement to any insurance contract owner residing at an address to which only one copy was mailed. Insurance contract owners wishing to receive separate copies of the

Company's shareholder reports and proxy statements in the future, and insurance contract owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

INSURANCE CONTRACT OWNER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of the Company, One Security Benefit Place, Topeka, Kansas 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                  By Order of the Board of Directors,

                                  /s/ Richard M. Goldman
                                  Richard M. Goldman
                                  President & Chairman of the Board of Directors

                                LIST OF EXHIBITS

Exhibit A:        Form of Amended Advisory Agreement

Exhibit B-1:      Managing Member and Principal Executive Officer of the
                  Investment Manager

Exhibit B-2:      Directors/Officers of the Company Who Hold Positions with the
                  Investment Manager and/or SGI

Exhibit B-3:      Other Registered Investment Companies with Similar Investment
                  Objectives as the Series, for which the Investment Manager
                  Acts as Investment Manager, Adviser or Sub-Adviser

Exhibit C:        Principal Executive Officer and Managing Members of SGI

Exhibit D:        Form of SGI Sub-Advisory Agreement between the Investment
                  Manager and SGI

Exhibit E:        Beneficial Owners of 5% or More of the Outstanding Shares of
                  the Series

                                    EXHIBIT A
                       FORM OF AMENDED ADVISORY AGREEMENT

THIS AGREEMENT, made and entered into this 27th day of January, 2000, and amended and restated effective August 18, 2008, by and between SBL FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC (formerly, Security Management Company, LLC), a Kansas limited liability company (hereinafter referred to as the "Management Company").

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Federal Investment Company Act of 1940; and

WHEREAS, on May 9, 2008, the Board of Directors of the Fund authorized changes to the Management Company's compensation in connection with Series O and Series Z;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the changes authorized by the Board of Directors of the Fund;

WHEREAS, the Management Company is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth:

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties hereto agree as follows:

1. EMPLOYMENT OF MANAGEMENT COMPANY. The Fund hereby employs the Management Company to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for the Fund and the sale of securities held in the portfolio of the Fund, subject always to the supervision of the board of directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions herein set forth. The Management Company hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

2.   INVESTMENT ADVISORY DUTIES.

          (a) The Management Company shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program and recommend what securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and shall arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Management Company to the Fund under this Section 2 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the Investment Company Act of 1940, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, any other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 and the Investment Company Act of 1940, all as from time to time amended. The Management Company shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the board of directors of the Fund (and any duly appointed committee thereof) in regard to the foregoing matters and the general conduct of the Fund's business.

          (b) Subject to the provisions of the Investment Company Act of 1940 and any applicable exemptions thereto, the Management Company is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Management Company. Consistent with the provisions of the Investment Company Act of 1940 and any applicable exemption thereto, the Management Company may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the effected series.

3.   PORTFOLIO TRANSACTIONS AND BROKERAGE.

          (a) Transactions in portfolio securities shall be effected by the Management Company, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 3 and in such manner as the Management Company shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

          (b) In reaching a judgment relative to the qualification of a broker to obtain the best execution of a particular transaction, the Management Company may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital to be required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

          (c) Subject to any statements concerning the allocation of brokerage contained in the Fund's prospectus, the Management Company is authorized to direct the execution of the portfolio transactions of the Fund to brokers who furnish investment information or research services to the Management Company. Such allocation shall be in such amounts and proportions as the Management Company may determine. If a transaction is directed to a broker supplying brokerage and research services to the Management Company, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, provided that the Management Company shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Management Company with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28
          (e)(3) of the Securities Exchange Act of 1934, as amended.

          (d) In the selection of a broker for the execution of any transaction not subject to fixed commission rates, the Management Company shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

          (e) In connection with transactions on markets other than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Management Company, better price or execution can be obtained by utilizing the services of a broker.

4. ALLOCATION OF EXPENSES AND CHARGES. The Management Company shall provide investment advisory, statistical and research facilities and all clerical services relating to research, statistical and investment work, and shall provide for the compilation and maintenance of such records relating to these functions as shall be required under applicable law and the rules and regulations of the Securities and Exchange Commission. Other than as specifically indicated in the preceding sentence, the Management Company shall not be required to pay any expenses of the Fund, and in particular, but without limiting the generality of the foregoing, the Management Company shall not be required to pay office rental or general administrative expenses; board of directors' fees; legal, auditing and accounting expenses; broker's commissions; taxes and governmental fees; membership dues; fees of custodian, transfer agent, registrar and dividend disbursing agent (if any); expenses (including clerical expenses) of issue, sale or redemption of shares of the Fund's capital stock; costs and expenses in connection with the registration of such capital stock under the Securities Act of 1933 and qualification of the Fund's capital stock under the "Blue Sky" laws of the states where such stock is offered; costs and expenses in connection with the registration of the Fund under the Investment Company Act of 1940 and all periodic and other reports required thereunder; expenses of preparing and distributing reports, proxy statements, notices and distributions to stockholders; costs of stationery; expenses of printing prospectuses; costs of stockholder and other meetings; and such nonrecurring expenses as may arise including litigation affecting the Fund and the legal obligations the Fund may have to indemnify its officers and the members of its board of directors.

5.   COMPENSATION OF MANAGEMENT COMPANY.

          (a) As compensation for the services to be rendered by the Management Company as provided for herein, for each of the years this Agreement is in effect, the Series shall pay the Management Company an annual fee computed on a daily basis equal to 0.50 percent of the average daily closing value of the net assets of Series C of the Fund, 0.65 percent of the average daily closing value of the net assets of Series B of the Fund, 0.70 percent of the average daily closing value of the net assets of Series O, 0.75 percent of the average daily closing value of the net assets of Series A, Series E, Series H, Series J, Series P, Series V, and Series Y of the Fund, 1.00 percent of the average daily closing value of the net assets of Series D, Series N, Series Q, and Series X and 1.25 percent of the average daily closing value of the net assets of Series Z of the Fund. Such fee shall be adjusted and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Management Company's compensation for said year shall be prorated for such portion. For purposes of this
          Section 5, the value of the net assets of each such Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus.

          (b) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund, exclusive of interest and taxes and extraordinary expenses (such as litigation), but inclusive of the Management Company's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Management Company will contribute to such Series such funds or to waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this contract shall be effective for only a portion of one of the Series' fiscal years, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

          (c) For each of the Fund's full fiscal years this Agreement remains in force, the Management Company agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), and brokerage fees and commissions, but inclusive of the Management Company's compensation, exceeds the amount set forth below (the "Expense Cap"), the Management Company will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series will not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                   EXPENSE CAP

                                Series H - 1.75%

                                Series Y - 1.75%

6. LIMITATION OF LIABILITY OF MANAGEMENT COMPANY. So long as the Management Company shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, the Management Company shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Management Company against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. As used in this Section 6, "Management Company" shall include directors, officers and employees of the Management Company, as well as the Management Company itself.

7. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Management Company or any officer thereof from acting as investment adviser for any other person, firm, or corporation, nor shall it in any way limit or restrict the Management Company or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for its own accounts or for the accounts of others for whom it may be acting; provided, however, that the Management Company expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Management Company acts as investment adviser to other investment companies, and it expressly consents to the Management Company acting as such; provided, however, that if securities of one issuer are purchased or sold, the purchase or sale of such securities is consistent with the investment objectives of, and, in the opinion of the Management Company, such securities are desirable purchases or sales for the portfolios of the Fund and one or more of such other investment companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

8. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund. Upon this Agreement becoming effective, any previous agreement between the Fund and the Management Company providing for investment advisory and management services shall concurrently terminate, except that such termination shall not affect fees accrued and guarantees of expenses with respect to any period prior to termination.

This Agreement may be terminated at any time as to any series of the Fund, without payment of any penalty, by vote of the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of that series of the Fund, or by the Management Company, in each case upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.

                                        SBL FUND

                                        By
                                                --------------------------------
                                        Title:  President

ATTEST:

---------------------------------------------
Amy J. Lee, Secretary

                                        SECURITY INVESTORS, LLC

                                        By
                                                --------------------------------
                                        Title:  President

ATTEST:

---------------------------------------------
Amy J. Lee, Secretary

                                   EXHIBIT B-1


    MANAGING MEMBER AND PRINCIPAL EXECUTIVE OFFICER OF THE INVESTMENT MANAGER

The business address of the managing member and principal executive officer is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.


--------------------------------------------------------------------------------------------------------------
Name                        Position/Offices Held   Principal Occupation/Position
                            with Investment Manager
--------------------------------------------------------------------------------------------------------------
Richard M. Goldman          President and Managing  Senior Vice President, Security Benefit Corporation;
                            Member Representative   Director, Security Distributors, Inc.; Director, First
                                                    Security Benefit Life Insurance and Annuity Company of
                                                    New York; President and Manager, Security Global
                                                    Investors, LLC; President and Chairman of the Board,
                                                    Security Funds
--------------------------------------------------------------------------------------------------------------


Mr. Goldman serves as President and Chairman of the Board of Directors of SBL Fund.

                                   EXHIBIT B-2

          DIRECTORS/OFFICERS OF THE COMPANY WHO HOLD POSITIONS WITH THE
                         INVESTMENT MANAGER AND/OR SGI

The business address of each of the following persons, other than Richard Goldman, is One Security Benefit Place, Topeka, Kansas 66636-0001. Mr. Goldman's address is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.

-------------------------------- ------------------------------- -------------------------- --------------------------------
NAME                             POSITIONS/OFFICES HELD WITH     POSITIONS/OFFICES HELD     POSITIONS/OFFICES HELD WITH SGI
                                 SBL FUND                        WITH THE INVESTMENT
                                                                 MANAGER
-------------------------------- ------------------------------- -------------------------- --------------------------------
Richard M. Goldman               President and Chairman of the   President and Managing     President and Manager
                                 Board                           Member Representative
-------------------------------- ------------------------------- -------------------------- --------------------------------
Brenda M. Harwood                Chief Compliance Officer and    Chief Compliance Officer   Chief Compliance Officer
                                 Treasurer
-------------------------------- ------------------------------- -------------------------- --------------------------------
Cindy Shields                    Vice President                  Vice President
-------------------------------- ------------------------------- -------------------------- --------------------------------
Chris Phalen                     Vice President                  Vice President
-------------------------------- ------------------------------- -------------------------- --------------------------------
Amy J. Lee                       Secretary                       Secretary                  Secretary
-------------------------------- ------------------------------- -------------------------- --------------------------------
Chris Swickard                   Assistant Secretary             Assistant Secretary
-------------------------------- ------------------------------- -------------------------- --------------------------------


                                   EXHIBIT B-3

 OTHER REGISTERED INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES AS THE
      SERIES, FOR WHICH THE INVESTMENT MANAGER ACTS AS INVESTMENT MANAGER,
                             ADVISER OR SUB-ADVISER


The following table provides information regarding SEC registered US mutual funds for which the Investment Manager provides investment management, advisory or sub-advisory services and that have an investment objective that is similar to that of the Series.

-------------------------- ------------------------------ -------------------------- -----------------------------------------------
FUND                       CONTRACTUAL FEE                NET ASSETS AS OF APRIL     WAIVER/EXPENSE LIMITATION
                                                          30, 2008
-------------------------- ------------------------------ -------------------------- -----------------------------------------------
Security Equity Fund       Alpha Opportunity Fund's       $39,200,772                The Investment Manager has contractually
Security Alpha Opportunity investment management fee is                              agreed through January 31, 2010 to waive fees
Fund                       identical to that payable to                              and/or reimburse Fund expenses to the extent
                           the Investment Manager                                    necessary to limit the ordinary operating
                           pursuant to the Current                                   expenses (including distribution (12b-1)
                           Management Agreement*                                     fees, but exclusive of brokerage costs,
                                                                                     dividends on securities sold short, acquired
                                                                                     fund fees and expenses, interest, taxes,
                                                                                     litigation, indemnification, and extraordinary
                                                                                     expenses) ("Operating Expenses") of the Fund
                                                                                     to 1.95% for Class A shares and 2.70% for
                                                                                     Class B and C shares. The Investment Manager
                                                                                     is entitled to reimbursement by the Fund
                                                                                     of fees waived or expenses reimbursed
                                                                                     during any of the previous 36 months beginning
                                                                                     on the date of the expense limitation
                                                                                     agreement if on any day the estimated
                                                                                     annualized Operating Expenses are less
                                                                                     than the indicated percentages.
-------------------------- ------------------------------ -------------------------- -----------------------------------------------


*It is proposed in a separate proxy statement that Alpha Opportunity Fund adopt a new contractual management fee identical to that proposed for the Series under the Amended Advisory Agreement.

                                    EXHIBIT C

             PRINCIPAL EXECUTIVE OFFICER AND MANAGING MEMBER OF SGI


------------------------------------------ -------------------------------------------- --------------------------------------------
             NAME AND ADDRESS                     POSITIONS/OFFICES HELD WITH SGI              PRINCIPAL OCCUPATION/POSITION
------------------------------------------ -------------------------------------------- --------------------------------------------
Richard M. Goldman                         President and Manager                        Senior Vice President, Security Benefit
                                                                                        Corporation; Director, Security
                                                                                        Distributors, Inc.; Director, First
Connecticut Business Center, 6 Landmark                                                 Security Benefit Life Insurance and
Square #471                                                                             Annuity Company of New York; President and
Stamford, CT  06901-2707                                                                Manager, Security Global Investors, LLC;
                                                                                        President and Chairman of the Board,
                                                                                        Security Funds
------------------------------------------ -------------------------------------------- --------------------------------------------
Kris A. Robbins                            Manager                                      Chairman of the Board and Chief Executive
                                                                                        Officer, Security Benefit Corporation;
                                                                                        Chairman, President, and Chief Executive
One Security Benefit Place                                                              Officer, Security Benefit Life Insurance
Topeka, Kansas 66636-0001                                                               Company; Chairperson and Chief Executive
                                                                                        Officer, First Security Benefit Life
                                                                                        Insurance and Annuity Company of New York.
------------------------------------------ -------------------------------------------- --------------------------------------------


No Officer or Director of the Fund owns securities or has any other material indirect interest in SGI.

                                    EXHIBIT D

    FORM OF SGI SUB-ADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND SGI


THIS AGREEMENT is made and entered into as of the __ day of ___________, 2008 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                                   WITNESSETH:

     WHEREAS, SBL Fund and Security Equity Fund, Kansas corporations, are each registered with the Securities and Exchange Commission (the "Commission") as open-end management investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act");

     WHEREAS, SBL Fund is authorized to issue shares of Series Z ("Series Z"), a separate series of SBL Fund and Security Equity Fund is authorized to issue shares of the Alpha Opportunity Series ("Alpha Opportunity Series"), a separate series of Security Equity Fund (Series Z, and the Alpha Opportunity Series are referred to herein individually as a "Fund" and collectively as the "Funds");

     WHEREAS, each of the Funds has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

     WHEREAS, the Advisory Agreements permit the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

     WHEREAS, the Adviser desires to retain the Subadviser as subadviser to act as investment adviser for and to manage a portion of each Funds' respective Investments (as defined below) and the Subadviser desires to render such services.

     NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:

     1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the portion of the assets of the Funds as determined by the Adviser from time to time, in each case subject to the supervision of the Adviser and the Board of Directors of such Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the portion of each Fund's Investments (as defined below) allocated to it by the Adviser.

     2. Duties of Subadviser.

          (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors to purchase, hold and sell investments for the portion of the assets of the Funds allocated to the Subadviser by the Adviser (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

     The Subadviser acknowledges that each Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of a Fund, or an affiliated person of such other subadviser, concerning transactions for such Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

          (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the respective Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the respective Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for a Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of such Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund or Funds involved and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the respective Fund's Board, providing such information as the number of aggregated trades to which a Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

          (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

          The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

          (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6),
     (7), (9), (10) and (11) and Subsection (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the respective Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the respective Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

          (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the applicable Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of a Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

          The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for each Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

          During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of each Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

          (f) Custody Arrangements. The Subadviser shall provide each Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

          (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with each Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of each Fund's Board and the Adviser, after receipt of such documents, from the relevant Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

          In carrying out its obligations under this Agreement, the Subadviser shall ensure that the portion of the Funds allocated to it complies with all applicable statutes and regulations necessary to qualify such portion of each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that such portion of a Fund has ceased to so qualify or that it might not so qualify in the future.

          In carrying out its obligations under this Agreement, the Subadviser shall invest the portion of the assets of Series Z allocated to it by the Adviser in such a manner as to ensure that such portion complies with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other enacted modifications to Section 817 or regulations thereunder. Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that the portion of Series Z allocated to the Subadvser has ceased to comply and will take all reasonable steps to adequately diversify the assets of Series Z allocated to, so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

          (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of each Fund,
     (ii) the By-Laws of each Fund, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and (iv) any written instructions of the respective Fund's Board and the Adviser.

          (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by a Fund.

     3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

     4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

     5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the appropriate Fund's Board.

     6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

          (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act;

          (c) The Subadviser has filed a notice of exemption pursuant to Rule
     4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

          (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or
     (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

          (g) This Agreement is a valid and binding agreement of the Subadviser;

          (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Funds in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Directors of the Funds are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

          (j) The Subadviser shall not divert any Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of Security Equity Fund or SBL Fund, or any other registered investment company.

     7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

     8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

          (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

          (b) The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

          (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

          (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

          (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

          (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

          (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this

Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     10. Liability and Indemnification.

          (a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to either Fund, or any of either Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA

          (b) Indemnification. The Subadviser shall indemnify the Adviser and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Funds' willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

     11.  Duration and Termination.

          (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those directors of SBL Fund and Security Equity Fund, as applicable, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by the Board of Directors of the applicable Fund or by the vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of the applicable Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the applicable Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

          (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

               (i) By vote of a majority of the Board of Directors of the applicable Fund, or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

               (ii) By the Adviser upon breach by the Subadviser of any representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

               (iii) By the Adviser immediately upon written notice to the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

               (iv) By the Subadviser upon 120 days written notice to the Adviser and the applicable Fund.

     This Agreement shall not be assigned (as such term is defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

     12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

     13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to a Fund shall be approved by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

     14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

            (a) If to the Subadviser:

                Security Global Investors, LLC
                2 Embarcadero Center, Suite 2350
                San Francisco, CA 94111
                Attention:  John Boich, Vice President and Head of Global Equity
                Facsimile:  (415) 274-7702

                With a copy to:

                Security Benefit Corporation
                One Security Benefit Place
                Topeka, KS 66636
                Attention:  General Counsel
                Facsimile:   (785) 438-3080

            (b) If to the Adviser:

                Security Investors, LLC
                One Security Benefit Place
                Topeka, KS  66636-0001
                Attention: Richard Goldman, President
                Facsimile: (785) 438-3080


            (d) If to SBL Fund:

                SBL Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention:  Amy J. Lee, Secretary
                Facsimile:  (785) 438-3080

            (d) If to Security Equity Fund:

                Security Equity Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention:  Amy J. Lee, Secretary
                Facsimile:  (785) 438-3080

     15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

     16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

     17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

     19. Certain Definitions.

          (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

          (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

Security Investors, LLC

                         By:
                                  ----------------------------------------------
                         Name:    Richard M. Goldman
                         Title:   President

                         Attest:
                                  ----------------------------------------------
                         Name:    Amy J. Lee
                         Title:   Secretary

                         Security Global Investors, LLC

                         By:
                                  ----------------------------------------------
                         Name:    Richard M. Goldman
                         Title:   President

                         Attest:
                                  ----------------------------------------------
                         Name:    Amy J. Lee
                         Title:   Secretary

                            EXHIBIT A - COMPENSATION


For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 1.45% of that portion of each Fund's net assets that the Adviser has allocated to Subadviser for management ("Subadviser Assets").

For purposes of calculating the compensation to be paid hereunder, the Subadviser Assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of each Fund's shares as described in the then current prospectus for the applicable Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                    EXHIBIT E
     BENEFICIAL OWNERS OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE SERIES

As of the Record Date, the following persons are known to have owned beneficially 5% or more of the outstanding shares of the Series:

----------------------------------- --------------------------------- ------------------------------ -------------------------------
          TITLE OF CLASS             NAME AND ADDRESS OF BENEFICIAL        AMOUNT AND NATURE OF              PERCENT OF CLASS
                                                 OWNER                     BENEFICIAL OWNERSHIP
----------------------------------- --------------------------------- ------------------------------ -------------------------------
SBL Fund SeriesZ (Alpha
Opportunity Series)
----------------------------------- --------------------------------- ------------------------------ -------------------------------


* As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Series.

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                       SERIES Z (ALPHA OPPORTUNITY SERIES)



          PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 5, 2008
     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SBL FUND

The undersigned hereby appoint(s) Amy J. Lee, Donald A. Chubb, Jr. and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Series Z (Alpha Opportunity Series) (the "Series") which the undersigned is entitled to vote at the special meeting of shareholders of the Series to be held at the executive offices of SBL Fund at the above address on August 5, 2008 at 1:00 p.m. Central Time, and at any adjournment(s) or postponements thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            V FOLD AND DETACH HERE V
................................................................................

                                    SBL FUND
                 SERIES Z (ALPHA OPPORTUNITY SERIES) ("SERIES")
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 5, 2008

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate boxes below:

     1. To approve an amended investment advisory agreement between SBL Fund and Security Investors, LLC, on behalf of the Series; and


          FOR                    AGAINST                ABSTAIN

          | |                      | |                    | |

     2. To approve a new investment sub-advisory agreement between Security Investors, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an additional investment sub-adviser to the Series;


          FOR                    AGAINST                ABSTAIN

          | |                      | |                    | |


                                                    PLEASE VOTE BY       |X|
                                                    CHECKING THE
                                                    APPROPRIATE BOX
                                                    AS IN THIS EXAMPLE


Signature: ______________________      Signature (if held jointly): ____________

Date: ___________________________      Date: ___________________________________

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.


                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to the Series. THE BOARD OF DIRECTORS OF SBL FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online                    1.   Click on www.proxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 1-866-628-9070.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail your
                               proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place August
                          5, 2008, at 1:00 p.m., Central time, at the office of SBL Fund, located at One Security Benefit Place,
                          Topeka, Kansas 66636.


                            V FOLD AND DETACH HERE V
--------------------------------------------------------------------------------


                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist insurance contract owners in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY